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Exhibit 10.24

Form Of
LOCK-UP AGREEMENT

June 27, 2007

Friedman, Billings, Ramsey & Co., Inc.
1001 Nineteenth Street North, 18th Floor
Arlington, Virginia 22209

Ladies and Gentlemen:

        The undersigned understands and agrees as follows:

        1.     Friedman, Billings, Ramsey & Co., Inc. ("FBR") proposes to enter into a Purchase/Placement Agreement (the "Purchase/Placement Agreement") with BancTec, Inc., a Delaware corporation (the "Company"), providing for (i) the initial purchase by FBR of shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), and the resale of such shares by FBR to certain eligible purchasers, (ii) the direct sale by the Company of its Common Stock to certain accredited investors, and (iii) an option for FBR to purchase or place additional shares of Common Stock either for resale by FBR to certain eligible purchasers or for direct sale by the Company to certain accredited investors (all of such shares of the Common Stock are collectively referred to as the "Shares" and the transactions referred to in (i), (ii) and (iii) above are collectively referred to as the "Offering"), in each case, in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

        2.     In connection with the Offering and pursuant to the terms of a Registration Rights Agreement (the "Registration Rights Agreement") to be entered into in connection with the closing of the Offering, the Company has agreed to file with the Securities and Exchange Commission (the "Commission") one or more registration statements providing for the resale of the Shares under the Securities Act.

        3.     In order to induce FBR to act as the initial purchaser and placement agent in connection with the Offering and in recognition of the benefit that the Offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of FBR (which consent may be withheld or delayed in FBR's sole discretion), he, she or it will refrain during the period commencing on the date of the Agreement and ending on the date that is one hundred and eighty (180) days after the effective date of the first registration statement to be filed pursuant to the Registration Rights Agreement (the "Lock-Up Period"), from: (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for equity securities of the Company; or (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of equity securities of the Company, whether any such transaction described in clause (i)

or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or other consideration. In addition, if (a) during the last 17 days of any Lock-Up Period, (1) the Company releases earnings results or (2) material news or a material event relating to the Company occurs, or (b) prior to the expiration of any Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of such Lock-Up Period, then in each case such Lock-Up Period will be extended (the "Extended Lock-Up Period"), and the restrictions imposed by this agreement (the "Lock-Up Agreement") shall continue to apply, until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless FBR waives, in writing, such extension.

        Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company's charter, the undersigned may transfer any securities of the Company (including, without limitation, Common Stock) as follows: (i) pursuant to the exercise and issuance of options; (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; (iv) as a distribution to stockholders, partners or members of the undersigned, provided that such stockholders, partners or members agree to be bound in writing by the restrictions set forth herein; (v) collateral for any loan, provided that the lender agrees in writing to be bound by the restrictions set forth in herein; or (vi) with respect to sales of securities acquired in the open market after the closing of the Offering. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

        5.     The undersigned hereby authorizes the Company during any Lock-Up Period (or any Extended Lock-Up Period, as the case may be) to cause any transfer agent for the Common Stock to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Common Stock for which the undersigned is the record holder and, in the case of Common Stock for which the undersigned is the beneficial but not the record holder, agrees during any Lock-Up Period (or any Extended Lock-Up Period, as the case may be) to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Common Stock. The undersigned hereby further agrees that, without the prior written consent of FBR, during any Lock-Up Period (or any Extended Lock-Up Period, as the case may be) the undersigned (i) other than in the undersigned's capacity as an officer and/or director of the Company, if applicable, will not file or participate in the filing with the Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of Common Stock (or any other securities of the Company) and (ii) will not exercise any rights the undersigned may have to require registration with the Commission of any proposed offering or sale of any Common Stock (or other securities of the Company).

        6.     The undersigned acknowledges that FBR is relying on the agreements of the undersigned set forth herein in making its decision to enter into the Purchase/Placement Agreement and to continue its efforts in connection with the Offering.

        7.     The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

        8.     This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

        9.     This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,

Name:	[Name of Executive]
Title:
BANCTEC, INC. 2701 E. Grauwyler Road Irving, Texas 75061

[SIGNATURE PAGE TO BANCTEC LOCK-UP AGREEMENT]

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Form Of LOCK-UP AGREEMENT